Exhibit 99.2

AW Solutions, Inc. and its affiliated Company

FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR’S REPORT
For the year ended December 31, 2012

Independent Auditor’s Report

Board of Directors
AW Solutions Inc. and its affiliated Company
300 Crown Oak Centre Drive
Longwood, FL 32750

We have audited the accompanying combined financial statements of AW Solutions Inc. and its affiliated company, which comprise the combined balance sheet as of December 31, 2012, and the related combined statement of income, changes in stockholders’ equity and cash flows for the year then ended and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of AW Solutions Inc. and its affiliated company as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

New York, NY
July 1, 2013

AW SOLUTIONS, INC AND ITS AFFILIATED COMPANY
COMBINED BALANCE SHEET
DECEMBER 31, 2012

December 31,
ASSETS	2012

Current Assets:
Cash and cash equivalents	$6,337
Accounts receivable, net of allowances of $113,100	1,992,711
Work in Process	700,170
Other current assets	6,748
Total current assets	2,705,965

Property and equipment, net	213,961
Deposits	15,132

Total assets	$2,935,058

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$492,250
Lines of Credit	250,000
Income taxes payable	142,135
Loans from Shareholders	401,000
Notes, related parties	4,267
Total current liabilities	1,289,652

Other Liabilities:
Notes payable	48,866
Total other liabilities	48,866

Total Liabilities	1,338,518

Commitments and Contingencies

Stockholders' Equity:
Common stock; 10,000 shares authorized and 5,000 issued and outstanding as of December 31, 2012
Capital Stock	500
Retained earnings	1,596,040
Total stockholders' equity	1,596,540

Total liabilities and stockholders’ equity	$2,935,058

See notes to combined financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
COMBINED STATEMENT OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 2012

For the year ended
December 31,
2012

Revenues	$8,284,771
Cost of revenue (exclusive of depreciation shown separately below)	4,812,672
Gross profit	3,472,099

Operating expenses:
Depreciation and amortization	54,316
Salaries and wages	537,736
General and administrative	1,088,900
Total operating expenses	1,680,952

Income from operations	1,791,147

Other expenses:
Interest expense	(14,285)
Total other (expense)	(14,285)

Net income before provision for income taxes	1,776,862

Provision for income taxes	187,924

Net income	$1,588,938

See notes to combined financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2012

	Common Stock		Additional	Retained
	Shares	$	Paid-in Capital	Earnings	Total

Balance January 1, 2012	5,000	$500	$-	$328,581	$329,081

Distribution to stockholders	-	-	-	(321,479)	(321,479)
Net income	-	-	-	1,588,938	1,588,938

Balance December 31, 2012	5,000	$500	$-	$1,596,040	$1,596,540

See notes to combined financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
COMBINED STATEMENT OF CASH FLOW
FOR THE YEAR ENDED DECEMBER 31, 2012

For the year ended
December 31,
2012

Cash flows from operating activities:
Net income	$1,588,938
Adjustments to reconcile net income to net cash used in operations:
Depreciation and amortization	54,316
Changes in operating assets and liabilities:
Accounts receivable	(722,081)
Working in Process and Other assets	(157,788)
Notes receivable	147,333
Accounts payable and accrued expenses	(235,358)
Income taxes	142,135
Total adjustments	(771,442)
Net cash provided by operating activities	817,496

Cash flows from investing activities:
Capital Expenditures	(176,423)

Net cash used in investing activities	(176,423)

Cash flows from financing activities:
Net Borrowings from (repayments to) bank	(336,922)
Distributions to stockholder	(321,479)
Proceeds from third party borrowings	26,645

Net cash used in financing activities	(631,756)

Net increase in cash	9,317

Cash, beginning of year	(2,980)

Cash, end of year	$6,337

Supplemental disclosures of cash flow information:
Cash paid for interest	$14,285
Cash paid for income taxes	$38,302

See notes to combined financial statements.

AW SOLUTIONS INC. AND ITS AFFILIATED COMPANY
NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2012

NOTE A – DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

AW Solutions, Inc. and its Affiliated Company, AW Solutions Puerto Rico, LLC (collectively, the "Company") are a professional multi-service line, telecommunication company that provides outsourced network deployment services to the wireless and wireline industry worldwide. The majority of the Company's customers or end customers are Fortune 500 companies.

Principles of Combination and Basis of Presentation

The combined financial statements include the accounts of AW Solutions, Inc. (“AWS”), a Florida corporation and its affiliated company, AW Solutions Puerto Rico, LLC (“AWS PR”) a Puerto Rico limited liability company, which is related by common ownership. All material intercompany transactions have been eliminated in the combined financial statements. Collectively, and hereafter, AWS and AWS PR are referred to as the “Company” or “AWS”, unless specific reference is made to an individual entity. Related to the Company are other entities that are related through mutual and common ownership and have conducted business transactions with the Company.

Cash and Cash Equivalents

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company's accounts at these institutions may, at times, exceed the federally insured limits. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Concentration of Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash in financial institutions. At December 31, 2012, substantially all of the Company’s cash was in one bank subject to FDIC’s insurance of $250,000 per depositor per insured bank. From December 31, 2011 through December 31, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balances of the account and the ownership capacity of the funds under the Dodd-Frank Act. At December 31, 2012, the Company did not have any interest-bearing accounts.

The Company provides services to customers throughout the United States and abroad. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral. The Company conducts a major portion of its business with three customers, each of whom accounts for more than 10% percent of total revenue. As of  December 31, 2012, revenue from the three major customers amounted to 71% of net revenue.

Total accounts receivable from the three major customers at December 31, 2012 amounted to 57% of the accounts receivable balance.

Allowance for Doubtful Accounts

The carrying amount of accounts receivable is reduced by an allowance for doubtful accounts that reflects management’s best estimate of the amounts that will not be collected based on a review of delinquent accounts receivable, as well as historical collection experience. Management periodically reviews and may adjust its assumptions for factors expected to affect collectability. Balances that remains outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. As of December 31, 2012, the Company had an allowance for doubtful accounts of $113,100.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Maintenance and repair costs are charged to expense as incurred. Depreciation is provided using the straight line method over the estimated useful lives of the assets, which range from 3-5 years. Total depreciation expense amounted to $54,316 for the year ended December 31, 2012.

	December 31, 2012	Estimated Useful Life
Furniture and Equipment	$239,201	3 years
Vehicles	$106,956	5 years
Software	$109,161	3 years
Total Cost	$455,318

Less Accumulated Depreciation	$(241,357)

Net Property and Equipment	$213,961

Fair Value of Financial Instruments

The Company follows the authoritative guidance for fair value measurements, which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles in the United States, and expands disclosures about fair value measurements. The guidance requires fair value measurements be classified and disclosed in one of the following three categories:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable in puts are used when little or market data is available.

The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and short and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, and accounts payable approximate their fair valued based on their short-term nature. The recorded values of short and long-term debt approximate their fair values, as interest approximates market rates.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

AW Solutions, Inc. is a Subchapter S Corporation and therefore is not subject to Federal or State taxes.

Effective March 14, 2011, AWS Puerto Rico is taxed as a C Corporation for Federal income tax purposes.  Accordingly, the accompanying combined financial statements only provide for income taxes for AWS Puerto Rico.  The income tax expense for the year ended December 31, 2012 represents the current Federal taxes payable by AWS Puerto Rico.  There are no deferred taxes recorded in the accompanying combined financial statements.

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2012. However, the Company's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the year ended December 31, 2012.

Revenue and Cost Recognition

Certain of the Company’s revenue is derived from construction contracts.  Revenues from these  contracts are recognized utilizing the percentage of completion method as described in ASC 605-35.  The amount of revenue recognized for each contract is measured by the cost –to-cost method which compares the percentage of costs incurred to date to the estimated total cost of each contract. Contract costs include all direct materials and labor and indirect costs related to contract performance including sub-contractor costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are determined. Changes in job performance conditions and final contract settlements may result in revisions to costs and income, which are recognized in the period the revisions are determined.

The Company also generates revenue from service contracts with certain customers.  These contracts are accounted for under the proportional performance method.   Under this method, the Company recognizes revenue in proportion to the value provided to the customer for each project as of each reporting date.

The work in process amount included on the Consolidated Balance sheet represents the percentage of the contract that has been recognized as revenue. This amount is estimated as described above respectively for construction contracts and service contracts. Costs incurred related to the contracts are expensed as incurred.

NOTE B - LOANS PAYABLE – STOCKHOLDERS

This amount represents an advance from the stockholders of AWS and AWS PR. The amounts are due on demand and accrue interest at a per annum rate of 8%. The amount outstanding on December 31, 2012 was $401,000.

NOTE C - NOTE PAYABLE - BANK

The Company has a $1,800,000 revolving credit line with a bank. The line is collateralized by a perfected first lien position on all of the assets of the company, and is personally guaranteed by the owners of AWS. Outstanding borrowings bear interest at 6.0% per annum. As of December 31, 2012, the total outstanding line of credit amounted to $250,000.

The line matured on March 22, 2013 and was repaid in full.

NOTE D - NOTES PAYABLE – OTHER

The Company has notes payable to a creditor related to auto loans. As of December 31, 2012, the balance was $48,866.  The notes bear interest at rates ranging from 5.74% to 6.74% for 60 months and mature in 2017.

NOTE E - COMMITMENTS AND CONTINGENCIES

Leases

AWS leases various office spaces under cancelable operating leases which expire over various periods through 2015. Total rent expense for the year ended December 31, 2012 amounted to $179,000.

The lease for the Company’s Florida location has a 36 month term that expires on February 28, 2015. The total minimum rent for the non-cancelable portion of the lease amounts to $338,000.  The lease for AWS PR expires on January 1, 2015 and the non-cancelable amount is $51,000.

The Company leases certain of its facilities under leases which expire through 2017.

Aggregate future minimum annual rental payments in the years subsequent to December 31, 2012 are approximately as follows:

Year ending December 31,
2013	$260,000
2014	454,000
2015	451,000
2016	462,000
2017	148,000
Thereafter	-
$1,775,000

Legal

The Company is party to various legal proceedings that arise in the normal course of business. In the present opinion of management, none of these proceedings, individually or in the aggregate, are likely to have a material adverse effect on the financial position or results of operations or cash flows of the Company. However, management cannot provide assurance that any adverse outcome would not be material to the Company’s financial position or combined results of operations or cash flows.

NOTE F - RELATED-PARTY TRANSACTIONS

On December 31, 2012 $4,267 was owed to a related party. The amount due bore no interest and was due on demand.

NOTE G - SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through July 1, 2013, which is the date the financial statements were available to be issued.

On April 15, 2013, all of the Company’s outstanding stock was acquired by InterCloud Systems, Inc. (“InterCloud”).

Under the terms of the Agreement, InterCloud acquired all of the outstanding capital stock of the Company on April 15, 2013, in exchange for the following consideration paid or issued by InterCloud at the closing: (i) cash of $500,000, (ii) a note in the amount of $2,107,804, (iii) a note equal to the net working capital of the Company at the closing date of $1,136,530 and (iv) common stock of InterCloud valued at $2,607,804. The notes are due within forty five days of April 13, 2013. This note is secured by the accounts receivable of the Company.

AW SOLUTIONS, INC AND ITS AFFILIATED COMPANY
UNAUDITED COMBINED BALANCE SHEETS
MARCH 31, 2013 AND DECEMBER 31, 2012

	March 31,	December 31,
ASSETS	2013	2012
	(unaudited)
Current Assets:
Cash and cash equivalents	$670,826	$6,337
Accounts receivable, net of allowances of $113,100 and $113,100, respectively	1,360,312	1,992,711
Work in Process	551,167	700,170
Other current assets	-	6,748
Prepaid Taxes	60,459	-
Total current assets	2,642,764	2,705,965

Property and equipment, net	202,566	213,961
Deposits	6,227	15,132

Total assets	$2,851,577	$2,935,058

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$854,097	$492,250
Lines of Credit	-	250,000
Income taxes payable	-	142,135
Loans from Stockholders	-	401,000
Notes, related parties	-	4,267
Total current liabilities	854,097	1,289,652

Other Liabilities:
Notes, other	45,109	48,866
Total other liabilities	45,109	48,866

Total Liabilities	899,206	1,338,518

Commitments and Contingencies

Stockholders' Equity:
Common stock; 10,000 shares authorized and 5,000 issued and outstanding as of March 31, 2013 and December 31, 2012
Capital Stock	500	500
Retained earnings	1,951,851	1,596,040
Total stockholders' equity	1,952,351	1,596,540

Total liabilities and stockholders’ equity	$2,851,557	$2,935,058

See notes to combined audited and unaudited financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
UNAUDITED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

	For the three months ended
	March 31,
	2013	2012
	(unaudited)	(unaudited)

Revenues	$2,664,534	$1,657,559
Cost of revenue (exclusive of depreciation shown separately below)	1,669,043	876,456
Gross profit	995,491	781,103

Operating expenses:
Depreciation and amortization	12,500	6,000
Salaries and wages	111,625	65,000
General and administrative	389,709	265,170
Total operating expenses	513,834	336,170

Income from operations	481,657	444,933

Other (expenses):
Interest expense	(920)	(6,301)
Total other (expense)	(920)	(6,301)

Net income before provision for income taxes	480,737	438,632

Provision for income taxes	18,192	10,717

Net income	$462,545	$427,915

See notes to combined unaudited financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

	For the three months ended
	March 31,
	2013	2012
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$462,545	$427,915
Adjustments to reconcile net income to net cash used in operations:
Depreciation and amortization	12,500	5,999
Changes in operating assets and liabilities:
Accounts receivable	632,399	361,161
Working in Process and Other assets	164,655	(80,531)
Accounts payable and accrued expenses	361,848	(296,188)
Income taxes	(202,594)	10,717
Total adjustments	968,807	1,158
Net cash provided by operating activities	1,431,352	429,073

Cash flows from investing activities:
Capital Expenditures	(1,105)	(14,295)

Net cash used in investing activities	(1,105)	(14,295)

Cash flows from financing activities:
Distributions to stockholder	(106,734)	(29,449)
Repayments of notes and loans payable	(659,024)	(337,380)

Net cash used in financing activities	(765,758)	(366,829)

Net increase in cash	664,489	47,950

Cash, beginning of period	6,337	(2,980)

Cash, end of period	$670,826	$44,970

Supplemental disclosures of cash flow information:
Cash paid for interest	$920	$6,301
Cash paid for income taxes	$193,000	$-

See notes to combined unaudited financial statements.

AW SOLUTIONS AND ITS AFFILIATED COMPANY
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

NOTE A – DESCRITPION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

AW Solutions, Inc. and its Affiliated Company, AW Solutions Puerto Rico, LLC (collectively, the "Company") are a professional multi-service line, telecommunication company that provides outsourced network deployment services to the wireless and wireline industry worldwide. The majority of the Company's customers or end customers are Fortune 500 companies.

Principles of Combination and Basis of Presentation

The combined financial statements include the accounts of AW Solutions, Inc. (“AWS”), a Florida corporation and its affiliated company, AW Solutions Puerto Rico, LLC (“AWS PR”) a Puerto Rico limited liability company, which is related by common ownership. All material intercompany transactions have been eliminated in the combined financial statements. Collectively, and hereafter, AWS and AWS PR are referred to as the “Company” or “AWS”, unless specific reference is made to an individual entity. Related to the Company are other entities that are related through mutual and common ownership and have conducted business transactions with the Company.

Cash and Cash Equivalents

The Company maintains cash balances at various financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000. The Company's accounts at these institutions may, at times, exceed the federally insured limits. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Concentration of Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash in financial institutions. At March 31, 2013, substantially all of the Company’s cash was in one bank subject to FDIC’s insurance of $250,000 per depositor per insured bank. As of March 31, 2013, all noninterest-bearing transaction accounts are fully insured, regardless of the balances of the account and the ownership capacity of the funds under the Dodd-Frank Act.

At March 31, 2013 the Company did not have any interest-bearing accounts.

Total accounts receivable from the two major customers at March 31, 2013 amounted to 63 % of the accounts receivable balance.

Two of the Company’s customers accounted for 82 % of its revenues during the three month period ended March 31, 2013 and these two customers accounted for 77 % of its revenues for the three month period ended March 31, 2012.

Allowance for Doubtful Accounts

The carrying amount of accounts receivable is reduced by an allowance for doubtful accounts that reflects management’s best estimate of the amounts that will not be collected based on a review of delinquent accounts receivable, as well as historical collection experience. Management periodically reviews and may adjust its assumptions for factors expected to affect collectability. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. As of March 31, 2013 and December 31, 2012, the Company had an allowance for doubtful accounts of $113,100 and $113,100, respectively.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation. Maintenance and repair costs are charged to expense as incurred. Depreciation is provided using the straight line method over the estimated useful lives of the assets, which range from 3 to 5 years. Total depreciation expense amounted to $12,500 for the three months ended March 31, 2013 and $6,000 for the three months ended March 31, 2012.

	March 31, 2013	Estimated Useful Life
Furniture and Equipment	$240,306	3 years
Vehicles	$94,356	5 years
Software	$109,161	3 years
Total Cost	$443,823

Less Accumulated Depreciation	$(307,268)

Net Property and Equipment	$136,555

Fair Value of Financial Instruments

The Company follows the authoritative guidance for fair value measurements, which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles in the United States, and expands disclosures about fair value measurements. The guidance requires fair value measurements be classified and disclosed in one of the following three categories:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable in puts are used when little or market data is available.

The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and short-term and long-term debt. The recorded values of cash and cash equivalents, accounts receivable, and accounts payable approximate their fair valued based on their short-term nature. The recorded values of short-term and long-term debt approximate their fair values, as interest approximates market rates.

Income Taxes

AW Solutions, Inc. is a Subchapter S Corporation and therefore is not subject to Federal or State taxes.

Effective March 14, 2011, AWS Puerto Rico is taxed as a C Corporation for Federal income tax purposes.  Accordingly, the accompanying combined financial statements only provide for income taxes for AWS Puerto Rico.  The income tax expense for the three months ended March 31, 2013 and the year ended December 31, 2012 represents the current Federal taxes payable by AWS Puerto Rico.  There are no deferred taxes recorded in the accompanying combined financial statements.

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of March 31, 2013 and December 31, 2012. However, the Company's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the three months ended March 31, 2013 and 2012.

Revenue and Cost Recognition

Certain of the Company’s revenue is derived from construction contracts.  Revenues from these  contracts are recognized utilizing the percentage of completion method as described in ASC 605-35.  The amount of revenue recognized for each contract is measured by the cost –to-cost method which compares the percentage of costs incurred to date to the estimated total cost of each contract. Contract costs include all direct materials and labor and indirect costs related to contract performance including sub-contractor costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are determined. Changes in job performance conditions and final contract settlements may result in revisions to costs and income, which are recognized in the period the revisions are determined.

The Company also generates revenue from service contracts with certain customers.  These contracts are accounted for under the proportional performance method.   Under this method, the Company recognizes revenue in proportion to the value provided to the customer for each project as of each reporting date.

The work in process amount included on the Consolidated Balance sheet represents the percentage of the contract that has been recognized as revenue. This amount is estimated as described above respectively for construction contracts and service contracts. Costs incurred related to the contracts are expensed as incurred.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - LOANS PAYABLE – STOCKHOLDERS

This amount represents an advance from the stockholders of AWS and the members of AWS PR. The amounts are due on demand and accrue interest at a per annum rate of 8%. On March 31, 2013 and December 31, 2012 the balance was $0 and $401,000, respectively.

NOTE C - NOTE PAYABLE - BANK

The Company has a $1,800,000 revolving credit line with a bank. The line is collateralized by a perfected first lien position on all of the assets of the company, and is personally guaranteed by the owners of AWS. Outstanding borrowings bear interest at 6.0% per annum. As of March 31, 2013 and December 31, 2012, the total outstanding line of credit amounted to $0 and 250,000, respectively.

The line matured on March 22, 2013 and repaid in full.

NOTE D - NOTES PAYABLE – OTHER

The Company has notes payable to a creditor related to auto loans. As of March 31, 2013 and December 31, 2012 the balances was $45,109 and $48,866, respectively.  The notes bear interest at rates ranging from 5.74% to 6.74% for 60 months and mature in 2017.

NOTE E - LEASE COMMITMENTS

AWS leases various office spaces under cancelable operating leases which expire over various periods through 2015. Total rent expense for the three months ended March 31, 2013 and 2012 amounted to $46,560 and $41,955, respectively.

The lease for the Company’s Florida location has a 36 month term that expires on February 28, 2015. The total minimum rent for the non-cancelable portion of the lease amounts to $299,000.  The lease for AWS PR expires on January 1, 2015 and the non-cancelable amount is $50,500.

The Company leases certain of its facilities under leases which expire through 2017.

Aggregate future minimum annual rental payments in the years subsequent to December 31, 2012 are approximately as follows:

Year ending December 31,
2013	$260,000
2014	454,000
2015	451,000
2016	462,000
2017	148,000
Thereafter	-
$1,775,000

Commitments and Contingencies

The Company is party to various legal proceedings that arise in the normal course of business. In the present opinion of management, none of these proceedings, individually or in the aggregate, are likely to have a material adverse effect on the financial position or results of operations or cash flows of the Company. However, management cannot provide assurance that any adverse outcome would not be material to the Company’s financial position or combined results of operations or cash flows.

NOTE F - RELATED-PARTY TRANSACTIONS

On December 31, 2012 $4,267 was owed to a related party. The amount due bore no interest and was due on demand.

NOTE G - SUBSEQUENT EVENTS

The Company has evaluated the impact of subsequent events in its accompanying financial statements and related disclosure through July 1, 2013, which is the date the financial statements were available to be issued.

On April 15, 2013, all of the Company’s outstanding stock was acquired by InterCloud Systems, Inc. (“InterCloud”).

Under the terms of the Agreement, InterCloud acquired all of the outstanding capital stock of the Company on April 15, 2013, in exchange for the following consideration paid or issued by InterCloud at the closing: (i) cash of $500,000, (ii) a note in the amount of $2,107,804, (iii) a note equal to the net working capital of the Company at the closing date of $1,136,530 and (iv) common stock of InterCloud valued at $2,607,804. The notes are due within forty five days of April 13, 2013. This note is secured by the accounts receivable of the Company.